Financial Instruments (Summary of Gain/(Loss) Recognized in Earnings for Economic (Non-Designated) Derivative Instruments) (Details) (Non-designated [Member], Other Income/Expense Net [Member], USD $)
In Millions
12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2009
Foreign Currency Contracts [Member]
Gain (loss) recognized in earnings for derivative instruments	$ 36.2	$ 23.7	$ (8.6)
Commodity Contracts [Member]
Gain (loss) recognized in earnings for derivative instruments	$ (1.1)	$ 0	$ 0